UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           ----------------------------------------------------------

                            POST-EFFECTIVE AMENDMENT
                                NO. 1 TO FORM S-8
                             REGISTRATION STATEMENT


             REGISTRATION STATEMENT UNDER THE SECURITEIS ACT OF 1933


                              LISKA BIOMETRY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                          AMENDED LISKA BIOMETRY, INC.


                         DIRECTOR AND SECRETARY BONUSES
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                              (Full Title of Plan)

                   FLORIDA                                06-1562447
       --------------------------------        ---------------------------------
       (State or other jurisdiction of         (IRS Employer Identification No.)
        incorporation or organization)


                           100 MAIN STREET, SUITE 230
                           DOVER, NEW HAMPSHIRE 03820
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                    (Address of Principal Executive Offices)


                                 1-877- 77LISKA
          (Telephone number, including area code, of agent for service)


               Copies to:     VIRGINIA K. SOURLIS, ESQ.,
                                     The Galleria
                                    2 Bridge Avenue
                                  Red Bank, NJ 07701
                               (732) 530-9007 Fax (732)
                              530-9008 www.SourlisLaw.com

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                            Revised Auditor's Consent
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Effective immediately upon the filing of this Post-Effective Amendment No. 1 to
Form S-8 Registration Statement (Registration No. 333-117684), filed on May 9th, 2005, the Auditor's consent is herein amended as set forth in Exhibit 23.1 attached hereto.


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                                   SIGNATURES
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Pursuant to the requirements of the Securities Act of 1933, Liska Biometry, Inc.
certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on May 11, 2005.


                                             LISKA BIOMETRY, INC.


                                             By: /s/ CHRIS LeCLERC
                                                 -------------------------------
                                                 Chris LeClerc President and CEO


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates included:


/s/ CHRIS LeCLERC           President, CEO (Principal Executive     May 11, 2005
------------------------    Officer) and Director
Chris LeClerc


/s/ MANOJ HIPPOLA           CFO (Principal Accounting Officer)      May 11, 2005
-----------------------
Manoj Hippola


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